SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001


                             TRIAD INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                      000-31189                  93-0863198
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(State or other             (Commission                (IRS Employer
jurisdiction of             File Number)               Identification No.)
incorporation)


800 North Rainbow Blvd., Ste. 208, Las Vegas, Nevada       89107
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(Address of principal executive offices)                   (Postal Code)


Registrant's telephone number, including area code:   (702) 948-5007
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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

              None.

Item 5.     Other Events

         As of March 5, 2001, Michael R. Bloom resigned his position as Vice President of Research and Development. Shortly thereafter, Triad Innovations presented Mr. Bloom with a letter demanding that he relinquish all the property, whether tangible or intellectual, to which Triad is rightfully entitled. He has since presented Triad Management with a response in which he would require a large cash payment by Triad before doing so.

         The remaining officers were unable to obtain return of the technologies and/or notes from Mr. Bloom. This prevented them from fully exploiting these resources through completion of development, contract initiation with interested customers, or raising further capital for development.

     Additionally, current shareholders would not invest further in Triad, so the remaining officers were unable to pursue legal action against Mr. Bloom.

     Finally, Mr. Bloom had indicated a willingness to work with new management, but not the remaining officers.

     For the above stated reasons, as of May 4, 2001, Janis R. Monroe, Dr. Alan Propp, and J. Scott Brosier resigned from their positions as Chief Executive Officer, Vice President, and Chief Financial Officer, respectively.

     Mr. Chris Micklatcher has been appointed acting Chief Executive Officer and Chief Financial Officer.

Item 6.     Resignation and Appointment of Directors

     As of March 5, 2001,  Michael R. Bloom  resigned  his position as Director.

Shortly thereafter, Triad Innovations presented Mr. Bloom with a letter demanding that he relinquish all the property, whether tangible or intellectual, to which Triad is rightfully entitled. He has since presented Triad Management with a response in which he would require a large cash payment by Triad before doing so.

         The remaining directors were unable to obtain return of the technologies and/or notes from Mr. Bloom. This prevented them from fully exploiting these resources through completion of development, contract initiation with interested customers, or raising further capital for development.

     Additionally, current shareholders would not invest further in Triad, so the remaining directors were unable to pursue legal action against Mr. Bloom.

     Finally, Mr. Bloom had indicated a willingness to work with new management.

     For the above stated reasons, as of May 4, 2001, Janis R. Monroe, Dr. Alan Propp, J. Scott Brosier, James B. LaPorte, and Dr. Houston G. Wood resigned from their positions as Directors of the Company.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                  None.

                Pro Forma Financial Statements:

                  None.

                Exhibits:

                  None.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2001                  TRIAD INNOVATIONS, INC.



                                       By: /s/ Chris Micklatcher
                                           -------------------------------------
                                             Chris Micklatcher, Acting CEO